Capitalized Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2017
Capitalized Mortgage Servicing Rights
Capitalized Mortgage Servicing Rights

Note 6—Capitalized Mortgage Servicing Rights

        Our capitalized MSRs reflect commercial real estate MSRs derived from loans sold in our Agency Business, or MSRs acquired as part of the Acquisition or in the open market from third parties. The weighted average estimated life remaining of our MSRs held at December 31, 2017 and 2016 was 7.2 years and 6.9 years, respectively.

        A summary of our capitalized MSR activity is as follows (in thousands):

	Year Ended December 31, 2017			Year Ended December 31, 2016
	Acquired	Originated	Total	Acquired	Originated	Total
Balance at beginning of period	$194,800	$32,943	$227,743	$—	$—	$—
Additions	1,199	86,700	87,899	221,647	33,597	255,244
Amortization	(37,470)	(9,732)	(47,202)	(21,052)	(653)	(21,705)
Write-downs and payoffs	(15,259)	(573)	(15,832)	(5,795)	(1)	(5,796)

Balance at end of period	$143,270	$109,338	$252,608	$194,800	$32,943	$227,743

        We recorded write-offs relating to specific MSRs of $15.8 million and $5.8 million during 2017 and 2016, respectively, primarily due to prepayments of loans. We collected prepayment fees of $12.7 million and $5.6 million during 2017 and 2016, respectively, which are included as a component of servicing revenue, net on the consolidated statements of income. As of December 31, 2017 and 2016, we had no valuation allowance recorded on any of our MSRs.

        The expected amortization of the capitalized MSRs recorded as of December 31, 2017 are shown in the table below. Actual amortization may vary from these estimates (in thousands).

Year	Amortization
2018	$46,814
2019	43,191
2020	37,462
2021	30,037
2022	23,944
Thereafter	71,160

Total	$252,608